                 AMENDMENT TO NON-QUALIFIED STOCK OPTION AGREEMENT
                                 (1995 STOCK PLAN)


       This Amendment to Non-Qualified Stock Option Agreement (this "Amendment") is effective as of March 8, 2000 by and between TeleTech Holdings, Inc., a Delaware corporation ("TeleTech"), and Scott Thompson ("Optionee").

       WHEREAS, TeleTech and Optionee entered into that certain Non-Qualified Stock Option Agreement dated October 18, 1999 (the "Agreement"); and

       WHEREAS, the parties wish to amend certain provisions contained in the Agreement; and

       WHEREAS, the Board of Directors of TeleTech has approved the terms of this Amendment.

       NOW, THEREFORE, in consideration of the covenants and promises set forth in this Amendment, the parties agree as follows:

       1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meanings given to such terms in the Agreement.

       2. AMENDMENT. Section 3A(e) of the Agreement is amended in its entirety to read as follows:

              3A(e) VESTING BASED ON PERFORMANCE CRITERIA. In the event that the average of the closing stock prices of TeleTech common stock on Nasdaq as reported in the Wall Street Journal over any 120 consecutive days beginning after the date of the Agreement is equal to or exceeds any one of the per share prices set forth below, the corresponding percentage of the portion of the Option then remaining unvested shall vest and become immediately exercisable as of the last day of such 120 consecutive day period:

          Price per Share           Percentage of Option Vested
          ---------------           ---------------------------
              $25.00                             25%
              $30.00                             50%
              $40.00                             75%
              $50.00                             100%

       3. OTHER TERMS UNCHANGED. Except as expressly amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect and shall not be modified or affected by this Amendment.

       IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

TELETECH HOLDINGS, INC.

By:    /s/ Michael Foss
       ------------------------

Name:  Michael Foss
       ------------------------

Title:  Chief Financial Officer
       ------------------------




       /s/ Scott Thompson
       ---------------------
       Scott Thompson





















                                       2